                                                              Semi-Annual Report
                                                                   July 31, 1999

                                   [GRAPHIC]

                                  The
                                    Italy
--------------------------------------------------------------------------------
                                      Fund Inc.                           [LOGO]
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                                                                          [LOGO]

Dear Shareholder:

We are pleased to present the semi-annual report for The Italy Fund Inc. ("Fund") for the period ended July 31, 1999. For the six months ended July 31, 1999, the Fund returned a negative 1.41% based on net asset value ("NAV"). As of July 31, 1999, the Fund's total net assets were approximately $148.4 million, and the Fund's NAV was $17.24. This represented a 0.4% decrease (adjusted for $0.50 capital gains distribution paid on June 25, 1999) during the Fund's fiscal second quarter. In comparison, the BCI Index (a widely followed Italian index that includes all the securities listed on the Milan Stock Exchange) declined 8.76% during this period. The Mitbel 30 and MSCI Italy Index (and index made up of 55 Italian companies), during the corresponding time frame, were also down 10.30% and 10.80% respectively, in U.S. dollar terms.

In an effort to reduce the Fund's discount to net asset value, the Board of Directors commenced a stock repurchase program in October 1998. As of July 31, 1999, the Fund has repurchased 896,275 shares in the open market. It is the Fund's intention to repurchase shares of its stock at such times, prices and amounts deemed advisable. There can be no assurance that the Board of Directors will continue this program.

Economic and Market Overview

Italy's new fiscal package shows a greater emphasis on spending cuts with lower corporate taxes. Within this context, Commission President-elect Romano Prodi's view that lower Italian inflation is necessary for Italy to prosper inside the EMU reflects the issues that European countries face in order to remain competitive within the new economic framework of the European Monetary Union. This will result in further pressure for greater deregulation in Italy, which in turn would have a positive effect on the Italian stock market.

Since the start of 1999, the Italian stock market has been a laggard in comparison to the other European indices. In our view, the primary reason behind this relative underperformance is that the Italian stock market is more interest-sensitive than other stock exchanges. With financials comprising over 40% of the index, the rise in long-bond rates from 4.03% at the end of 1998, to 5.30% presently, had a negative impact. The banking sector's recent poor performance is also attributable to investors disappointment over the Bank of Italy having blocked several corporate action deals. Aside from the financials, another reason for the Italian market's poor


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performance was the failure of the cyclical industrial sector to rally, a sector that performed well in other European markets.

Investment Strategy

The original thesis that the Olivetti/Telecom Italia deal would support the Italian stock market with free excess cash available for reinvestment proved incorrect, as the majority of new money entering the market flowed into the Asian markets. In fact, the weak performance of Telecom Italia over the quarter penalized the overall market. During the period under review, the Fund's outstanding performers were primarily mid-capitalization stocks such as:

o Buffetti (retailer of office supplies; 154% year-to-date return through July 31, 1999)

o L'Espresso (publishing/electronic publishing/radio company; 98% year-to-date return through July 31, 1999)

o Autogrill (chain restaurant operator; 59% year-to-date return through July 31, 1999)

Merger and acquisition sentiment was high in the banking sector, as many Italian banks appear interested in exploring a variety of possibilities. However, we think M&A activity in Italy may be delayed as most Italian banks continue to view themselves as acquirers instead of acquisition targets. During the period, the less expensive Popolari Banks (heavily overweighted in the Fund's portfolio versus the benchmark within the underweighted banking sector), performed much better than the larger, more expensive banks. In fact, many of the shares of these larger-sized Italian banks declined 10% to 20% in July 1999 alone.

In the life insurance sector, the fiscal deductibility of insurance policies will be raised next year to 10 million lira from 2.5 million lira, which should drive product demand. It is the anticipated growth in sales that has been driving insurance companies share price recently. Additionally, the non-life insurance sector should benefit from a new law limiting chain reimbursements for car accidents. Therefore, we remain slightly overweighted in the non-life insurance sector.

The telecommunications industry is coping with uncertainty revolving around the details of local regulations, as the regulators have suggested a price cap system will be implemented next January. For example, Telecom Italia's share price plunged below 9-Euros, well beneath the successful 11.50-Euros tender price offered by Olivetti last June.

During the Fund's fiscal second quarter, we added to our positions in Buffetti (retailer of office supplies), Assicurazioni Generali (largest insurance company in Italy), Gucci (luxury goods manufacturer and distributor), and Telecom Italia (incumbent telephone operator). We reduced positions in San Paolo-IMI (bank), and Sogefi (auto component manufacturer) and eliminated Italgas (gas retail distribution), Pirelli (tire and cable company) and Rinascente (supermarkets). Also, we participated in two


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IPOs, Banca Monte dei Paschi di Siena (bank trading at 1.4x book value) and ACEA
(electric and water utility in Rome with a telecom, gas growth strategy).

Stock price valuations in Italy continue to be less expensive than the rest of Europe. Italy is selling at 9.0 times 1999-price/cash flow, while Europe is at 12.1x and the U.S. at 17.5x. Italy's price/earnings ratio is around 22.6x vs. 23.7x in Europe. Based on price/book valuations, Italy is also much cheaper, 2.9x vs. 3.3x in Europe. Due to restructuring and the effects of a new Italian tax system, we anticipate corporate profits should grow by about 18% and 14% in 1999 and 2000, respectively. These profit expectations are well above other European countries and therefore, we remain positive about select Italian investment opportunities over the medium term.

Despite the many changes currently taking place in Italy -- including the relative undervaluation and underperformance of the Italian stock markets vs. European stock markets over the last ten years -- we remain bullish about investing in Italian stocks. In addition, we believe that the Italian equity market is in a secular bull trend further propelled by the switch by private investors from fixed income products into equity mutual funds.

Thank you for investing in The Italy Fund Inc. and your continued confidence in our management approach. We look forward to serving your investment needs for many years to come.

Sincerely,


/s/ Heath B. McLendon                             /s/ Mario d'Urso

Heath B. McLendon                                 Mario d'Urso
Chairman                                          President


/s/ Rein W. van der Does

Rein W. van der Does
Vice President and Investment Officer

August 18, 1999


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The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
July 31, 1999 (unaudited)

                                   [PIE CHART]

                  Utilities                           0.2%
                  Automotive                          5.4%
                  Banking                            20.7%
                  Broadcasting                        1.9%
                  Construction                        1.8%
                  Consumer Cyclical - Textiles        2.5%
                  Consumer Staples - Food             5.5%
                  Consumer Staples - Retail           2.9%
                  Energy - Exploration                1.2%
                  Energy - International              8.8%
                  Engineering                         1.3%
                  Insurance                          15.3%
                  Publishing                          2.5%
                  Miscellaneous                       1.0%
                  Retail                              3.1%
                  Telecommunications - Telephone     18.1%
                  Telecommunications - Wireless       7.8%

BCI Index Sectorial Structure
--------------------------------------------------------------------------------
July 31, 1999 (unaudited)

                                   [PIE CHART]

                  Utilities                           0.3%
                  Automotive                          4.7%
                  Banking                            28.4%
                  Construction                        1.6%
                  Consumer Products                   0.1%
                  Energy                              9.8%
                  Engineering                         4.7%
                  Food                                2.6%
                  Insurance                          13.3%
                  Miscellaneous                       4.3%
                  Paper & Print                       4.7%
                  Telecommunications                 23.8%
                  Textiles                            1.7%


*As a percentage of total investments.


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The Italy Fund Inc.

Schedule of Investments as of July 31, 1999 (unaudited)
--------------------------------------------------------------------------------

    Shares                           Security                            Value
--------------------------------------------------------------------------------
COMMON STOCK -- 100%

Automotive -- 5.4%
    331,250    Brembo S.p.A. ......................................  $ 3,994,556
    600,000    Ducati Motor Holding S.p.A.#. ......................    1,889,288
    800,000    Sogefi S.p.A. ......................................    1,900,847
                                                                     -----------
                                                                       7,784,691
                                                                     -----------
Banking -- 20.7%
    800,000    Banca Fideuram S.p.A. ..............................    4,215,258
    200,000    Banca Monte dei Paschi di Siena S.p.A. .............      856,237
    800,000    Banca Nazionale del Lavoro# ........................    2,311,841
    100,000    Banca Popolare Commercio e Industria+ ..............    2,414,590
    140,000    Banca Popolare di Bergamo Credito
                 Varesino S.p.A. ..................................    2,817,621
    200,000    Banca Popolare di Lodi .............................    2,246,125
    700,000    Banca Popolare di Milano+ ..........................    5,050,410
    150,000    BIPOP -- Carire S.p.A. .............................    6,905,021
    239,800    San Paolo IMI S.p.A.+ ..............................    3,030,865
                                                                     -----------
                                                                      29,847,968
                                                                     -----------
Broadcasting -- 1.9%
    300,000    Mediaset S.p.A.+ ...................................    2,704,533
                                                                     -----------
Construction -- 1.8%
    600,000    Unicem S.p.A. di Risp NC* ..........................    2,665,681
                                                                     -----------
Consumer Cyclical - Textiles -- 2.5%
     50,000    Gucci Group N.V.-- NY Registered Shares+ ...........    3,665,625
                                                                     -----------
Consumer Staples - Food -- 5.5%
    544,027    Autogrill S.p.A.+ ..................................    6,331,027
  1,212,000    Parmalat Finanziaria S.p.A.+ .......................    1,579,989
                                                                     -----------
                                                                       7,911,016
                                                                     -----------

See Notes to Financial Statements.


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The Italy Fund Inc.

Schedule of Investments as of July 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

    Shares                           Security                            Value
--------------------------------------------------------------------------------

Consumer Staples - Retail -- 2.9%
    140,000    Industrie Natuzzi S.p.A. ADR+ ......................  $ 2,537,500
    128,000    La Rinascente S.p.A. di Risp NC* ...................      453,737
    260,000    Recordati S.p.A. di Risp NC* .......................    1,196,592
                                                                     -----------
                                                                       4,187,829
                                                                     -----------
Energy - Exploration -- 1.2%
    400,000    Saipem S.p.A. ......................................    1,681,222
                                                                     -----------
Energy - International -- 8.8%
  2,072,000    ENI S.p.A.+ ........................................   12,631,766
                                                                     -----------
Engineering -- 1.3%
    180,000    Danieli & Co.+ .....................................    1,094,271
    266,750    Danieli & Co. di Risp NC* ..........................      753,724
                                                                     -----------
                                                                       1,847,995
                                                                     -----------
Insurance -- 15.3%
    494,999    Alleanza Assicurazioni S.p.A.+ .....................    5,093,988
    350,000    Assicurazioni Generali S.p.A. ......................   11,245,611
  2,500,000    Instituto Nazionale Delle Assicurazioni+ ...........    5,699,332
                                                                     -----------
                                                                      22,038,931
                                                                     -----------
Miscellaneous -- 1.0%
    850,000    Europa Investimenti#++ .............................      211,431
  2,500,000    Unione Immobiliare S.p.A.+ .........................    1,119,798
                                                                     -----------
                                                                       1,331,229
                                                                     -----------
Publishing -- 2.5%
    200,000    Gruppo Editoriale L'Espresso .......................    3,569,869
                                                                     -----------
Retail -- 3.1%
    500,000    Buffetti S.p.A. ....................................    4,565,887
                                                                     -----------
Telecommunications - Telephone -- 18.1%
    619,332    Tecnost S.p.A. .....................................    1,537,856
  1,532,220    Telecom Italia S.p.A.+ .............................   15,082,442
  1,724,500    Telecom Italia S.p.A. di Risp NC*+ .................    9,459,352
                                                                     -----------
                                                                      26,079,650
                                                                     -----------

See Notes to Financial Statements.


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The Italy Fund Inc.

Schedule of Investments as of July 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

    Shares                           Security                            Value
--------------------------------------------------------------------------------

Telecommunications - Wireless -- 7.8%
  1,100,000    Telecom Italia Mobile S.p.A. ......................  $  6,359,936
  1,500,000    Telecom Italia Mobile S.p.A. di Risp NC*+ .........     4,944,772
                                                                    ------------
                                                                      11,304,708
                                                                    ------------
Utilities -- 0.2%
    250,000    ACEA S.p.A. .......................................       319,751
                                                                    ------------
               TOTAL INVESTMENTS
               AT VALUE -- 100%
               (Cost -- $98,867,689**) ...........................  $144,138,351
                                                                    ============

----------
#     Non-income producing security.

+     All or a portion of this security is on loan (See Note 6).

*     Risp NC -- Risparmio Non-Convertible (non-convertible savings shares).

++    Security restricted as to re-sale (See Note 4).

**    Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


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The Italy Fund Inc.

Statement of Assets and Liabilities
July 31, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $98,867,689) .....................  $144,138,351
Foreign currency, at value (Cost -- $3,307,362) .................     3,360,234
Cash ............................................................       216,123
Receivable for investment securities sold .......................       107,241
Dividends and interest receivable ...............................       814,507
Collateral for securities on loan (Note 6) ......................    46,452,390
                                                                   ------------
Total Assets ....................................................   195,088,846
                                                                   ------------

LIABILITIES:
Payable for securities on loan (Note 6) .........................    46,452,390
Management fees payable .........................................       113,511
Accrued expenses ................................................       136,587
                                                                   ------------
Total Liabilities ...............................................    46,702,488
                                                                   ------------
Total Net Assets ................................................  $148,386,358
                                                                   ============

NET ASSETS:
Par value of capital shares .....................................  $     86,068
Capital paid in excess of par value .............................    94,835,342
Treasury stock, at cost (Note 7) ................................   (13,278,214)
Undistributed net investment income .............................     1,730,499
Accumulated net realized gain from security transactions ........    19,665,662
Net unrealized appreciation of investments and foreign currencies    45,347,001
                                                                   ------------

Total Net Assets
(Equivalent to $17.24 a share on 8,606,814 shares of $0.01 par value outstanding; 20,000,000 shares authorized) ................  $148,386,358
                                                                   ============

See Notes to Financial Statements.


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The Italy Fund Inc.

Statement of Operations
For the Six Months Ended July 31, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ......................................................   $  2,990,242
Interest .......................................................        137,840
Less: Foreign withholding tax ..................................       (449,778)
                                                                   ------------
Total Investment Income ........................................      2,678,304
                                                                   ------------

EXPENSES:
Management fees (Note 2) .......................................        740,766
Custody ........................................................         66,010
Audit and legal ................................................         48,565
Directors' fees ................................................         40,763
Shareholder communications .....................................         24,561
Shareholder and system servicing fees ..........................         16,041
Other ..........................................................         11,321
                                                                   ------------
Total Expenses .................................................        948,027
                                                                   ------------
Net Investment Income ..........................................      1,730,277
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain From:
   Security transactions (excluding short-term securities) .....     17,556,573
   Foreign currency transactions ...............................        119,519
                                                                   ------------
Net Realized Gain ..............................................     17,676,092
                                                                   ------------
Change in Net Unrealized Appreciation of
Investments and Foreign Currencies:
   Beginning of period .........................................     69,844,785
   End of period ...............................................     45,347,001
                                                                   ------------
Decrease in Net Unrealized Appreciation ........................    (24,497,784)
                                                                   ------------
Net Loss on Investments and Foreign Currencies .................     (6,821,692)
                                                                   ------------
Decrease in Net Assets From Operations .........................   $ (5,091,415)
                                                                   ============

See Notes to Financial Statements.


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The Italy Fund Inc.

Statements of Changes in Net Assets
For the Six Months Ended July 31, 1999 (unaudited)
and the Year Ended January 31, 1999
--------------------------------------------------------------------------------

                                                    July 31        January 31
                                                 -------------    -------------
OPERATIONS:
Net investment income ........................   $   1,730,277    $     937,810
Net realized gain ............................      17,676,092       16,172,261
Increase (decrease) in net unrealized
  appreciation ...............................     (24,497,784)      20,528,139
                                                 -------------    -------------
Increase (Decrease) in Net Assets
  From Operations ............................      (5,091,415)      37,638,210
                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................              --       (1,902,135)
Net realized gains ...........................      (4,320,957)      (2,370,825)
                                                 -------------    -------------
Decrease in Net Assets From
  Distributions to Shareholders ..............      (4,320,957)      (4,272,960)
                                                 -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 7):
Treasury stock acquired ......................      (9,882,970)      (3,395,244)
                                                 -------------    -------------
Decrease in Net Assets From
  Fund Share Transactions ....................      (9,882,970)      (3,395,244)
                                                 -------------    -------------
Increase (Decrease) in Net Assets ............     (19,295,342)      29,970,006

NET ASSETS:
Beginning of period ..........................     167,681,700      137,711,694
                                                 -------------    -------------
End of period* ...............................   $ 148,386,358    $ 167,681,700
                                                 =============    =============

* Includes undistributed (overdistributed)
  net investment income of: ..................   $   1,730,499    $    (119,297)
                                                 =============    =============

See Notes to Financial Statements.


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The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized


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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

For the six months ended July 31, 1999, SSB received no brokerage commissions.

3. Investments

During the six months ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.......................................................    $26,546,534
                                                                    ===========
Sales...........................................................    $43,691,465
                                                                    ===========

At July 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................    $48,923,110
Gross unrealized depreciation...................................     (3,652,448)
                                                                    -----------
Net unrealized appreciation.....................................    $45,270,662
                                                                    ===========


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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                     Number of  Acquisition   7/31/99   Value Per  Percentage of
Security              Shares        Date    Fair Value    Unit       Net Assets    Cost
--------             ---------  ----------- ----------  ---------  -------------   ----
Europa Investimenti   850,000      7/2/91    $211,431     $0.25        0.14%     $623,396

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At July 31, 1999, the Fund loaned common stocks having a value of $44,504,711 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposits:
  Abbey National London, 5.130% due 8/2/99                           $ 1,976,364
  Banco Bilbao Milan, 5.130% due 8/2/99                                1,976,364
  Bank of Austria, 5.130% due 8/2/99                                   1,976,364
  Banque National de Paris, 5.130% due 8/2/99                          2,272,820
  Caisse de Depots et Consign, 5.130% due 8/2/99                       1,976,364
  Canadian Imperial Bank, 5.130% due 8/2/99                            2,272,820
  Credit Agricole Indosuez Singapore, 5.130% due 8/2/99                1,432,864
  Credit Commerciale de France, 5.130% due 8/2/99                      1,976,364
  Credit Communal de Belgique, 5.190% due 8/2/99                       1,976,364
  Credit Suisse, 5.130% due 8/2/99                                     2,174,001
  Den Danske-Copenhagen, 5.130% due 8/2/99                             1,976,364
  First National Chicago London, 5.130% due 8/2/99                     1,976,364
  Fortis Bank, 5.130% due 8/2/99                                       1,976,364
  Halifax PLC, 5.130% due 8/2/99                                       1,976,364
  Landesbank Hessen Thuringen, 5.130% due 8/2/99                       1,976,364
  National Australia Bank, 5.130% due 8/2/99                           1,976,364
  Nordeutsche Landesbank, 5.130% due 8/2/99                              790,546
  Rabobank, 5.130% due 8/2/99                                          1,976,364
  Societe Generale, 5.130% due 8/2/99                                  1,976,364
  Svenska London, 5.130% due 8/2/99                                    1,976,364
  Toronto Dominion-Grand Cayman, 5.130% due 8/2/99                     1,976,364
  Unibank, 5.130% due 8/2/99                                           1,976,364
Repurchase Agreement:
  Morgan Stanley Dean Witter, 5.110% due 8/2/99                          673,263
Commercial Paper:
  General Electric Capital, 5.150% due 8/2/99                          2,173,068
  Koch Industries Inc., 5.110% due 8/2/99                              1,064,820
--------------------------------------------------------------------------------
Total                                                                $46,452,390
================================================================================

Income earned by the Fund from securities loaned for the six months ended July 31, 1999 was $143,196.

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                                                                          [LOGO]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Capital Stock

At July 31, 1999, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. As of July 31, 1999, repurchased shares totalled 896,275.

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                                                                          [LOGO]

The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                     1999(1)       1999      1998       1997      1996       1995
====================================================================================================
Net Asset Value,
  Beginning of Period ...........  $  18.09     $  14.49  $  11.94   $   9.56   $  9.82    $  9.84
                                   --------     --------  --------   --------   -------    -------
Income (Loss) From Operations:
  Net investment income .........      0.20         0.17      0.07       0.10      0.15       0.09
  Net realized and unrealized
    gain (loss) (2) .............     (0.76)        3.82      2.50       2.52     (0.39)      0.06
                                   --------     --------  --------   --------   -------    -------
Total Income (Loss) From
  Operations ....................     (0.56)        3.99      2.57       2.62     (0.24)      0.15
                                   --------     --------  --------   --------   -------    -------
Gains From Repurchase of
  Treasury Stock (2) ............      0.21         0.07        --         --        --         --
                                   --------     --------  --------   --------   -------    -------
Less Distributions From:
  Net investment income .........        --        (0.20)    (0.02)     (0.24)    (0.02)     (0.17)
  Net realized gains ............     (0.50)       (0.26)       --         --        --         --
                                   --------     --------  --------   --------   -------    -------
Total Distributions .............     (0.50)       (0.46)    (0.02)     (0.24)    (0.02)     (0.17)
                                   --------     --------  --------   --------   -------    -------
Net Asset Value, End of Period ..  $  17.24     $  18.09  $  14.49   $  11.94   $  9.56    $  9.82
                                   ========     ========  ========   ========   =======    =======
Market Value, End of Period .....  $ 14.375     $ 14.938  $ 12.125   $ 10.000   $ 8.250    $ 8.750
                                   ========     ========  ========   ========   =======    =======
Total Return, Based on
  Market Value* .................     (0.44)%++    26.96%    21.53%     24.49%    (5.51)%   (27.90)%
                                   ========     ========  ========   ========   =======    =======
Total Return, Based on
  Net Asset Value* ..............     (1.41)%++    28.66%    21.59%     28.27%    (2.43)%    (3.68)%
                                   ========     ========  ========   ========   =======    =======
Net Assets, End of Period (000's)  $148,386     $167,682  $137,712   $113,433   $90,841    $93,347
                                   ========     ========  ========   ========   =======    =======
Ratios to Average Net Assets:
  Net investment income .........      2.23%+       0.58%     0.61%      0.97%     1.12%      0.85%
  Expenses (3) ..................      1.22+        1.22      1.29       1.42      1.42       1.69
Portfolio Turnover Rate .........        17%          22%       16%        47%       58%        42%

----------
(1)   For the six months ended July 31, 1999 (unaudited).

(2) Net realized and unrealized gain (loss) from prior year has been reclassified to conform with current period presentation. The reallocation of gain (loss) between operation and treasury stock transactions for the year ended January 31, 1999 has not been audited by the Fund's external auditors.

(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized as it may not be representative of the total return for the year.

+     Annualized.

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                                                                          [LOGO]

The Italy Fund Inc.

Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                            Net Increase
                                                                    Net Realized           (Decrease) in
                         Investment         Net Investment         and Unrealized            Net Assets
                        Income (Loss)       Income (Loss)            Gain (Loss)          From Operations
                      -----------------  -------------------   ---------------------   ---------------------
                                   Per                  Per                     Per                     Per
Quarter Ended           Total     Share     Total      Share       Total       Share       Total       Share
                     ----------  ------  ----------   ------   ------------   ------   ------------   ------
April 30, 1997 ..... $  106,945  $ 0.01  $ (238,794)  $(0.03)  $(11,469,551)  $(1.21)  $(11,708,345)  $(1.24)
July 31, 1997 ......  1,945,510    0.20   1,591,023     0.17      8,346,576     0.88      9,937,599     1.05
October 31, 1997 ...     18,406    0.00    (364,305)   (0.04)     5,549,880     0.59      5,185,575     0.55
January 31, 1998 ...     79,657    0.01    (294,155)   (0.03)    21,348,352     2.24     21,054,197     2.21
April 30, 1998 .....    146,182    0.02    (326,512)   (0.03)    25,944,182     2.73     25,617,670     2.70
July 31, 1998 ......  2,658,231    0.28   2,148,071     0.23      5,682,751     0.60      7,830,822     0.83
October 31, 1998 ...    207,822    0.02    (255,194)   (0.03)   (17,814,957)   (1.87)   (18,070,151)   (1.90)
January 31, 1999 ...   (102,909)  (0.01)   (628,555)   (0.07)    22,888,424     2.47     22,259,869     2.40
April 30, 1999 .....    194,353    0.02    (289,898)   (0.03)    (2,892,195)   (0.33)    (3,182,093)   (0.36)
July 31, 1999 ......  2,483,951    0.29   2,020,175     0.23     (3,929,497)   (0.46)    (1,909,322)   (0.22)

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

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                                                                          [LOGO]

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                              -------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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The Italy Fund Inc.
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND ADMINISTRATOR

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

ADVISORY BOARD

Andrea Farace
Pierre Henchoz
Dott. Pietro Manes

DIRECTORS

Paolo M. Cucchi
Dr. Paul R. Hardin
Heath B. McLendon
George M. Pavia
Mario d'Urso

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

--------------------------------------------------------------------------------

                              The Italy Fund Inc.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-6082
                                  FD01012 9/99

--------------------------------------------------------------------------------